UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2015

VAPOR CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-36469	84-1070932
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3001 Griffin Road, Dania Beach, Florida		33312
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (888) 766-5351

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

VAPOR CORP.

FORM 8-K
CURRENT REPORT

Item 1.01	Entry into a Material Definitive Agreement

On January 29, 2015, Vapor Corp. (the “Registrant”) issued a $350,000 convertible promissory note (the “Note”) to Vaporin, Inc. (“Vaporin”) in consideration for a loan of $350,000 made by Vaporin to the Registrant.  The Note accrues interest on the outstanding principal at an annual rate of 12%. The principal and accrued interest on the Note is due and payable on January 29, 2016 (the “Maturity Date”), however, if the merger between the Registrant and Vaporin (the “Merger”) does not close by May 31, 2015 (the “End Date”), the Maturity Date will accelerate and the outstanding principal and accrued but unpaid interest under the Note will become due June 1, 2015.  If the Merger closes prior to the End Date, then the Note will be extinguished as a result of the Merger. However, if the Merger does not close by the End Date, or in the event of a default by the Registrant under the Note, the Note will become convertible into the Registrant’s common stock at a conversion price equal to 85% of the closing price of Registrant’s common stock on the Nasdaq Stock Market (“Nasdaq”) on May 29, 2015, provided, however, that the Note will not be convertible until such time as the Nasdaq Stock Market (“Nasdaq”) approves the listing of the shares to be issued upon conversion of the Note.  In no event will the number of shares of the Registrant’s common stock issuable upon conversion of the Note exceed 19.99% of the Registrant’s issued and outstanding common stock, regardless of the conversion price.

The Registrant submitted a Listing of Additional Shares notification form with Nasdaq and has committed to take other actions required by Nasdaq in order to receive approval of the listing of the shares issuable upon conversion of the Note.  If required by Nasdaq, the Registrant has agreed to use its best efforts to obtain stockholder approval of the issuance of shares to be issued upon conversion of the Note prior to the End Date.

The foregoing summary of the terms of the Note is not complete and is qualified in its entirety by reference to the full text of the Note, which is filed as an exhibit under Item 9.01 of this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation (DFO) or an Obligation under an Off- Balance Sheet Arrangement.

Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

10.1	Convertible Promissory Note, dated January 29, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAPOR CORP.

Date:	February 3, 2015	By:	/s/ Harlan Press
Harlan Press
Chief Financial Officer

Exhibit Number	Description

10.1	Convertible Promissory Note, dated January 29, 2015.